Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Awards Close in Time to MNPI Disclosures [Table]
Award Timing MNPI Disclosure [Text Block]

The compensation for non-employee directors as well as additional fees paid to the independent chair and committee chairs were set prior to our separation from Exelon in February 2022. Following the separation, our non-employee director compensation program was subject to the review and approval of our Board upon the recommendation of the Corporate Governance Committee. In 2024, the Corporate Governance Committee and the Board approved changes to the equity portion of the non-employee director compensation program. For awards made in 2025 and beyond, awards will be granted annually in advance as opposed to quarterly in arrears, and directors will have the option to either defer receipt of the equity portion of their compensation in the same manner as awards during previous years or to receive restricted stock units which vest after one-year. These changes were based on the recommendation of the outside consultant to align the non-employee director compensation with the prevailing practices at similarly sized companies in the market and our industry.

Award Timing Method [Text Block]	For awards made in 2025 and beyond, awards will be granted annually in advance as opposed to quarterly in arrears, and directors will have the option to either defer receipt of the equity portion of their compensation in the same manner as awards during previous years or to receive restricted stock units which vest after one-year.